Item 1: Report to Shareholders

Media & Telecommunications Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Media and telecommunications stocks were among the biggest gainers during the first half of 2007, outpacing the broad market along with energy, industrials, and semiconductors. Impressive performance in the equity markets came against the backdrop of a continuous barrage of reports about Iraq, resurgent inflation, higher interest rates, rising energy prices, continued concern over the housing market, and hedge funds suffering substantial losses from subprime mortgage investments.

HIGHLIGHTS

• Media and telecommunications stocks were strong during the first half of 2007, despite the ongoing war in Iraq, resurgent inflation, higher interest rates, rising energy prices, continued concern over the housing market, and problems in the subprime mortgage market.

• The fund’s performance for both the 6- and 12-month periods ended June 30, 2007, exceeded those of its primary benchmarks, mostly due to stock selection.

• Our media, emerging market, and Canadian wireless holdings benefited shareholders during the recent reporting period.

• Notwithstanding the risks we face, we believe the rapid pace of technological change presents us with attractive investment opportunities within the media and telecommunications industries.

For the six months ended June 30, 2007, your fund posted a return of 16.88% in a generally favorable environment for equities, particularly in the second quarter. Fund performance during the past 12 months was also strong, and returns for both periods exceeded those of both the unmanaged Standard & Poor’s 500 Index and the Lipper Telecommunications Funds Average, thanks largely to stock selection.

MARKET ENVIRONMENT

The first half of 2007 proved to be rewarding for equity investors, with most of the returns generated in the second quarter. Equity returns, for the most part, climbed the proverbial “wall of worry” as news of slowing economic growth, rising energy prices, and Mideast turmoil dominated the headlines.

In the broad economy, business capital spending rebounded sharply in the second quarter, offsetting a slowdown in consumer spending due to the spike in gasoline prices. Core inflation moderated late in the period, although it remained uncomfortably high when energy and food costs are factored in. Economic growth is expected to pick up from the first quarter’s anemic pace as the drag from the weak housing market eases somewhat. For that reason, the Federal Reserve will be less likely to lower short-term rates anytime soon and will probably focus its attention on containing inflation, which has been trending higher than the central bank would like.

Our key investment themes have largely remained constant. They include the growth of mobile communication in both emerging markets and Canada; the development of a supporting infrastructure for mobile communication and data in the United States via wireless towers; the growth of online consumer companies via innovative global companies; and the attractive positioning of outdoor advertising in the increasingly fragmented advertising market. Over the course of the past year, we have built a material position in “all you can eat” prepaid wireless companies in the United States. We continue to seek out opportunities in companies best positioned to compete in this evolving technological environment.

PERFORMANCE REVIEW

Our holdings in emerging market and Canadian wireless benefited shareholders during the recent reporting period. Among them were India’s Bharti Airtel, Latin America’s America Movil, and Canada’s Rogers Communications. In addition, our holdings in wireless companies made a good contribution to fund performance, including tower companies Crown Castle International, SBA Communications, and American Tower Systems. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

As mentioned, over the course of the past year we have built a meaningful position in two companies that provide what we call “all you can eat” prepaid wireless services in the U.S.: MetroPCS Communications and Leap Wireless International. These companies offer unlimited regional voice and data plans at meaningful discounts to their competitors. Essentially, they have divided the country into different service areas while offering the same basic service. Their business model caters to the under-penetrated and fast-growing segment of the market—younger consumers as well as the lower-income and lower-credit-quality segment. Similar to its emerging market counterpart, prepaid service allows both companies to produce quality service at a discount to the cost of their post-paid competitors. This strategy, combined with the legacy subscriber base of their competitors, provides a barrier to entry. We believe these companies will continue to profitably gain market share in existing markets, expand successfully into new markets, and ultimately consolidate, which will lower costs and expand their market opportunity. We believe both remain attractive investments and plan to remain shareholders in them for the foreseeable future.

We had contributions in the telecommunications equipment sector, particularly through Juniper Networks. However, with more attractive investments elsewhere, we are maintaining a low profile in this segment of the market.

Stock selection in the media area of the portfolio contributed to fund results, including Google, Amazon.com, NHN, and Ubisoft Entertainment. As we have previously written in detail, investment in media, whether traditional or interactive, requires an understanding of the opportunities, as well as the challenges, of the changing sector. In contrast to the previous era marked by analog distribution, such as radio, TV stations, and cable systems, which are highly regulated closed systems constrained by geographic boundaries and regulatory franchises, today’s media and Internet companies compete in an increasingly open environment where innovation and quality of product are vital to success.

In order to succeed in this environment, a company must have strong product development and an innovative culture, must attract and retain top personnel, and possess a financial model that allows for high returns while investing in both human and physical capital. Furthermore, once it builds a market-leading service, the company must relentlessly utilize its scale advantages to improve and innovate at a faster rate than its competition. Ultimately, successful implementation of this formula leads to high-value products for consumers and barriers to entry. It is a formula for success when combined with strong management and a solid financial model.

Our successful investment in Amazon.com provides a case study for this thesis. Over the past three years, Amazon aggressively invested in its platform, customer experience, and new services. The company was penalized by the market. During this period, we examined the underlying investments, modeled the potential opportunities, and marked progress. We came to the conclusion that the investment was prudent and, when combined with the existing franchise, would ultimately produce positive financial returns. Now Amazon is cycling out of this investment spending, and the positive results are showing through. This global leader in e-commerce is gaining market share of its end market and providing increased value to its customers and partners, while maintaining very attractive financial returns. While the shares are not as attractive as they were when the market viewed the investment spending negatively, we intend to remain investors as we believe the company will continue to gain share of its market and generate high returns on capital while investing for the future, allowing us to compound wealth at an attractive rate.

On the negative side, our investments in International Game Technology, XM Satellite Radio Holdings, and Monster Worldwide detracted from performance. In the case of XM Satellite Radio, the market has become concerned about the weak retail demand for the product as well as the continued high costs of delivering the service, since the company has yet to reach breakeven. Furthermore, concern about the regulatory approval of the proposed merger with its competitor, as well as potential personnel loss in this period of transition, has had a negative impact on the shares. We believe these concerns overlook the value and growth of the in-built automobile market and the company’s ability to respond to the changing environment by reining in cost to generate returns at lower revenue levels. We view the proposed merger as a potential additional opportunity that we are not counting on in our base valuation. With that said, we intend to continue to carefully monitor this situation, as well as all of our investments.

At the end of June, 48% of the portfolio was invested in telecom services compared with 43% at the end of December, 41% was in media compared with 45% six months ago, and the remaining 11% was allocated primarily among software, telecom equipment, hardware, IT services, and reserves. The portfolio’s major holdings included American Tower Systems, Crown Castle International, Rogers Communications, America Movil, and Leap Wireless International.

OUTLOOK

In our view, U.S. economic growth should moderately pick up from its sluggish first-quarter performance, and the pace of global economic growth should remain relatively strong. Converging business practices, spurred by technology and economic reforms, have fostered the potential for an extended period of growth. Risks, however, remain. A pullback in U.S. consumption remains one of the biggest risks for derailing global economic growth, particularly if the housing market weakens further. Furthermore, the record number of leveraged buyouts by private-equity firms, which have helped drive stock markets, may be slowing as the significant amount of low-cost debt that has financed this growth appears to be topping out. Nevertheless, corporate spending has improved in the U.S., and we expect more cash to be returned to shareholders through dividends and stock repurchases during the rest of the year. Within the media and telecommunications industries, we believe the rapid pace of technological change presents us with attractive investment opportunities.

As we mentioned in a previous shareholder letter, I assumed the roles of sole portfolio manager and sole chairman of the fund’s Investment Advisory Committee on May 1, 2007. Previously, I had shared those responsibilities with P. Robert Bartolo, who is transitioning to portfolio manager of the Growth Stock Fund on October 1, 2007. We would like to thank Mr. Bartolo for his contribution to the management of this fund.

As always, we will continue to implement the investment strategy that has served shareholders well over the long term. Our goal is to identify sound investments in durable companies positioned to prosper from the trends we discussed, while remaining disciplined in our assessment of corporate management, underlying economics, and share price valuations.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Henry M. Ellenbogen
Chairman of the fund’s Investment Advisory Committee

July 20, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007
ERRATUM

Effective May 1, 2007, the fund’s operating policy that sets forth the percentage of the fund’s “total bond assets” that may be invested in noninvestment-grade securities is hereby corrected to remove the word “bond” and refer to “total assets” instead.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in media and telecommunications industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependence on patent and copyright protection.

GLOSSARY

Lipper average: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 98.1%		
CONTENT 0.2%		
Media & Entertainment 0.2%		
Merrill Lynch, Warrants, 3/7/08 (1)	35,000	4,271
Total Content		4,271
HARDWARE 2.0%		
Enterprise Hardware 2.0%		
Harman International	337,000	39,362
Total Hardware		39,362
IT SERVICES 0.9%		
IT Services 0.9%		
CDNetworks (KRW) (1)	247,029	6,032
Equinix (1)	92,000	8,415
Iron Mountain (1)	145,000	3,789
Total IT Services		18,236
MEDIA 38.6%		
Advertising 2.1%		
Jc Decaux (EUR)	542,000	17,178
Omnicom	460,000	24,343
		41,521
Broadcasting 1.2%		
Grupo Televisa, ADR	875,000	24,159
		24,159
Cable/Satellite 3.4%		
Cablevision Systems, Class A (1)	1,113,000	40,279
EchoStar Communications, Class A (1)	621,000	26,933
		67,212

Gaming 3.4%		
International Game Technology	627,000	24,892
MGM Mirage (1)	220,000	18,146
Pinnacle Entertainment (1)	237,000	6,671
WMS Industries (1)	120,000	3,463
Wynn Resorts	162,000	14,530
		67,702
Internet 15.4%		
Amazon.com (1)	859,000	58,764
Blue Nile (1)	99,000	5,980
CNET Networks (1)	1,545,800	12,660
Comscore (1)	18,600	431
eBay (1)	495,000	15,929
eLong, ADR (1)	156,813	1,588
Gmarket, ADR (1)	862,000	16,749
Google, Class A (1)	152,600	79,868
Info Edge India (INR) (1)	262,006	5,046
Liquidity Services (1)	399,000	7,493
Monster Worldwide (1)	577,500	23,735
NDS Group, ADR (1)	72,000	3,380
NHN (KRW)	107,000	19,498
Planetout (1)(3)	1,087,000	1,500
priceline.com (1)	100,000	6,874
Tencent Holdings (HKD)	5,030,000	20,193
The Knot (1)	668,900	13,505
Yahoo! (1)	538,000	14,596
		307,789
Media & Entertainment 5.1%		
Discovery Holding, Series A (1)	830,000	19,082
Disney	367,000	12,530
Gemstar TV Guide (1)	3,190,000	15,695
Hertz Global Holdings (1)	432,000	11,478

TELECOM EQUIPMENT 2.9%

Wireless Equipment 0.6%		
QUALCOMM	289,000	12,539
		12,539
Wireline Equipment 2.3%		
Juniper Networks (1)	825,000	20,765
Reliance Communication Ventures (INR) (1)	785,000	9,979
TomTom (EUR) (1)	273,000	13,922
		44,666
Total Telecom Equipment		57,205

TELECOM SERVICES 47.6%

Competitive Local Exchange Carriers 0.8%		
Cogent Communications Group (1)	534,500	15,966
		15,966
Wireless - Domestic 21.8%		
American Tower Systems, Class A (1)	3,768,000	158,256
Crown Castle International (1)	3,954,255	143,421
Leap Wireless International (1)	1,026,000	86,697
SBA Communications (1)	1,408,000	47,295
		435,669
Wireless - International 17.8%		
America Movil, ADR	1,510,000	93,514
Bharti Airtel (INR) (1)	3,526,000	72,509
China Mobile (HKD)	904,000	9,758
Cosmote Mobile Communication (EUR)	900,500	27,776
Hutchison Telecommunications (HKD)	12,202,000	15,722
Idea Cellular (INR) (1)	3,168,000	9,897
Mobileone (SGD)	1,912,500	2,749
MTN Group (ZAR)	530,000	7,212

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,344,489)	$ 1,955,437
Affiliated companies (cost $59,344)	56,774
Total investments in securities	2,012,211
Receivable for investment securities sold	12,679
Receivable for shares sold	3,536
Dividends and interest receivable	1,474
Other assets	120
Total assets	2,030,020
Liabilities	
Payable for investment securities purchased	30,293
Payable for shares redeemed	3,353
Investment management fees payable	1,060
Due to affiliates	178
Other liabilities	622
Total liabilities	35,506
NET ASSETS	$ 1,994,514
Net Assets Consist of:	
Undistributed net investment income	$ 11,763
Undistributed net realized gain	78,949
Net unrealized gain	608,383
Paid-in capital applicable to 39,514,898 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	1,295,419
NET ASSETS	$ 1,994,514
NET ASSET VALUE PER SHARE	$ 50.47

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $26,000 for the six months ended June 30, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2007, approximately 23% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2007, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $789,251,000 and $517,680,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2006, the fund had $27,649,000 of unused capital loss carryforwards that expire in 2010.

At June 30, 2007, the cost of investments for federal income tax purposes was $1,403,833,000. Net unrealized gain aggregated $608,383,000 at period-end, of which $621,603,000 related to appreciated investments and $13,220,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2007, the fund had no taxes payable, tax refunds receivable, deferred tax liabilities, or foreign capital loss carryforwards attributable to foreign securities.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund.

For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $48,000 for Price Associates, $812,000 for T. Rowe Price Services, Inc., and $174,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 137,898 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007